UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) August 17, 2001



                             VITAL LIVING, INC.
     (Exact name of registrant as specified in charter)


     NEVADA                                       88-0485596
(State of other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification Number)

2800 South Rural Road
Tempe, Arizona                                    85282
(Address of Principal Executive Office)           (Zip Code)

                               (480) 784-6700
              (Registrant's Executive Office Telephone Number)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 16, 2001 between Vital Living, Inc. ("Vital"), a Nevada corporation, and VCM Technology Limited ("VCM"), a Nevada corporation, Vital has acquired all the outstanding shares of common stock of VCM from the sole stockholder thereof in an exchange for 5,062 shares of 144 restricted common stock of Vital in a transaction in which Vital was the successor corporation.

Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Vital is the successor issuer to VCM for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act").

A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Current Report and are incorporated in their entirety herein.



ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

The consideration exchanged pursuant to the Merger Agreement was negotiated between Vital and VCM. In evaluating the Merger, VCM used criteria such as the value of assets of Vital, Vital's ability to compete in the marketplace, Vital's current and anticipated business operations, and Vital's management's experience and business plan. In evaluating VCM, Vital placed a primary emphasis on VCM's status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and VCM's facilitation of Vital becoming a reporting company under the Act.

BUSINESS

Vital Living, Inc., a Nevada corporation, (the Company) currently markets a line of "impact" nutritional products, through a proprietary chain of distribution to the targeted market of consumers aged 40 and above. Additionally, the Company intends to develop proprietary technology and product distribution through the Allopathic Medicine, Complementary and Alternative Medicine (CAM) and traditional Natural Products distribution channels. These markets serve the core users of dietary supplements and address the unique challenges of product substantiation and differentiation by closely controlling marketing messages and effectively educating the target consumers. Further, the company intends to introduce novel compounds and clinically substantiated products and technologies into this core distribution, while maximizing profitability with strategic supply chain management.

The following presents overviews of products, services and marketplaces that the Company intends to pursue during calendar year 2001 and beyond. Management is in the process of identifying other synergistic acquisitions and or strategic partners to successfully compete in its targeted market segments.

State of the Market

Dietary supplement use is at an all-time high. According to the Nutrition Business Journal, 70% of the adult American population uses supplements, with 34% of the population identifying themselves as regular consumers, averaging 1.3 purchases monthly. The market has grown from nearly $6 billion USD in 1990 to more than $17.5 billion in 2000. Since the explosive growth of the market with the advent of the Dietary Supplement Health Education Act (DSHEA) in 1994, the market has experienced an increase in competition and more price sensitivity, while several segments continue to see very strong growth.

The Company recognizes that the nutritional supplement market faces several challenges. These include the following assumptions:

* The mass-market food and drug market is saturated with products that have little brand recognition or loyalty

* The costs involved in acquiring retail shelf space is prohibitive except for the most-established of brands

* Marketers of supplements continue to deliver conflicting messages regarding quality and efficacy, resulting in consumer confusion and serious consumer concern regarding the benefits of quality ingredients, well-designed formulations, and optimum dosages

* Dietary supplements are often marketed via media hype, resulting in short life-cycles and neglect of concern for the consumer's present and long-term health needs

* Retail price alone has emerged as the key differentiator among brands for many consumers, especially in the mass retail, catalog and internet segments, rather than addressing individual health benefits through consumer education

Therefore, the Company will expand its current consumer presence by expanding into complementary channels of distribution, with the common denominator of controlling marketing messages to the consumer to the greatest extent possible.

The Company intends to direct its marketing strategy to focus on the healthcare delivery environments, including Allopathic, CAM and Traditional Natural Products channels where a number of substantial benefits can be realized:

* Health institutes and clinics, physicians, dispensing health care professionals and knowledgeable retailers can offer products in an environment more conducive to serious promotion of health concerns, including; a healthy diet, overall wellness, longevity and quality of life

* The `noise' of advertising and price promotional messaging from mass marketing competition is lessened

*    The key differentiators in favor of the Company's products (best quality
ingredients,  best  delivery  systems,  optimum  health  benefits)  can   be
reinforced

*    Consumer trust is reinforced and brand loyalty is established

"The Allopathic Medicine (MD) Market"

Considered the most coveted and most challenging market for growth in nutrition is the MD market. The pharmaceutical model has not only developed this channel into the strongest and most profitable segment treatment for drug therapies, it has also long been an opponent of the holistic nutrition model. Yet due to the pervasive use of nutrition and the ever-increasing amount of clinical research substantiating nutritional supplement alternatives, the MD market recognizes that it will have to address nutrition in the near future.

The company has thus made an enormous step forward in this market by identifying and forging a relationship with a forward-thinking institution recognized internationally for its leadership role in modern health therapy.

The company has entered into exclusive definitive agreement with a "Medical Institute" that will commit them to marketing a jointly developed nutritional supplement, based on existing company nutritional technologies and substantiated natural compounds, to help with pre and post operative patient recovery.

      Additionally, the Company has entered into an exclusive definitive sales and distribution agreements with "Medical Institutes" in foreign lands to carry and sell the Vital Living product line.

"The Complementary and Alternative Medicine (CAM) Market Place"

Clinical Practitioners including Naturopathic and Homeopathic Physicians and alternative health practitioners including chiropractors, nutritionists, doctors of Traditional Chinese Medicine and others are often the where health seekers go first when confronted with symptoms of disease and degeneration caused by the aging process, particularly when they feel their needs are not being met by the traditional allopathic model.

The U.S. CAM channel accounts for almost $1 billion per year in retail sales of nutritional products, and is the strongest growth segment in the natural products industry. CAM has enjoyed a compound annual growth rate of about 20% since the early 90's. Sales of supplements by practitioners have increased from $350 million to $1 billion in 1999. While the numbers of practitioners selling supplements is growing, there is considerable scope for enormous growth. In fact (Nutrition Business Journal) forecasts a minimum of 10-12% annual growth into 2005.

Increasingly, patients are discovering that doctor's orders include vitamins, minerals, herbs and other nutritional supplements. It's common knowledge amongst Industry insiders that MD's are the fastest growing users of supplementation. They are increasing their knowledge base as their patients come in and ask questions and want answers. Still chiropractors command the largest market share with 32%, medical doctors 19% and naturopaths 8%.

The Company is expanding into this market in two ways.

1. The company is currently in Beta testing with practitioners in several cities (Phoenix, Tucson, Flagstaff, Sedona, Cottonwood, and Prescott) that provide value added services in the form of:

*    Bone Density Screening and Nutrient Testing for patients

*    Health & Wellness Communication and Health Assessment devices

* Physician and Patient Targeted Market Research to Evaluate Products and Technologies for the channel

The Company has developed a comprehensive line of nutritional supplements that meet the particular needs of health conscious "Baby Boomers" and "Integrative Wellness Seekers." The Company's products are successfully being used monthly and endorsed by a variety of professional sports legends, including such NFL Quarterback legends as Babe Parilli Quarterback, Billy Kilmer, Bobby Douglass, Roman Gabriel and Earl Morral - all of whom resonate with the target mature audience.

All products are formulated under the direction of a nutritional advisory board that includes, among others, PhDs, MDs, herbalists and pharmacists. This board insisted that all formulations utilize only credible, clinically proven ingredients at the dosage levels proven to work and accredited via credible clinical trials. All products are manufactured under the same, strict guidelines required in the pharmaceutical industry and every effort has been made to ensure highest quality, meaningful, effective potency and product freshness.

Unequivocally, the line represents one of the best nutritional supplements available, addressing specific needs including: general nutrition with the most complete multi-vitamin, herb, mineral, antioxidant and enzyme formulation available; a bone health product including highly absorbable calcium for bone health and ipriflavone, clinically proven improve bone health and impede bone loss; a proprietary enzyme blend to promote more complete digestion; a supplement that promotes eye health and addresses concerns regarding macular degeneration; a supplement that promotes steady, necessary supplies of oxygen, glucose and nutrients to the brain to help maintain mental clarity & sharpness; a supplement containing isoflavones to lower the incidence of menopausal symptoms; a saw palmetto product containing pumpkin seed, stinging nettle and other clinically proven ingredients to assist in promoting a healthy prostate among men; Glucosamine Sulphate, MSM, and Sea Cucumber supplement combined with anti-inflammatory compound to rebuild cartilage in affected joints while relieving inflammation and corresponding pain; and two topical lotions with Capsaicin (.033 and .099% strengths) with other proven anti-inflammatory ingredients to provide immediate relief for muscle aches, sprains and joint pain commonly associated with arthritis.

Currently the company has identified and entered into acquisition discussions with several CAM companies that will complement our expansion strategy, immediately securing distribution into the practitioner market while expanding our existing line with products uniquely tailored to this channel.

"Other Natural Product Channels"

The company is in the process of identifying several "strategic" acquisitions serving the independent health food retailer, which will provide a platform for executing on our business strategy and cost efficiencies on monetizing our existing sales contracts.

Unlike marketers in the food and drug channel and major natural product retailer channel (GNC, Whole Foods), companies that serve the independent retailer enjoy a relationship with the retailer and have the opportunity to build strong brand recognition. Further, by employing a direct sales force and shipping directly to the retailer, the company will avoid utilizing distributors, thus retaining the 25% distributor margin and ensuring delivery of marketing collateral and marketing messages. The company will also offer the retailer:

*    Cutting-edge products developed with the "Medical Institute"
*    Educational materials for the retailer and consumer
*    POP materials to educate and merchandise product lines
* Educational seminars - bringing the retailer to corporate training facilities to build relationships and identify product superiority

The company is unique in that it will not rely on crowded distribution channels with competing messages, rather, it will introduce novel compounds and technologies directly to the educated retailer who has access and ability to promote these products to the ultimate end consumer.

"Sales, Infrastructure and Distribution"

The Company has an e-commerce website, access to a number of affinity marketing groups and has substantial in house marketing and promotional materials that will be useful in any successful campaign rollout.

      Currently the Company leases its facility located in Tempe, Arizona, and currently packages and ships from this facility. The products are warehoused at local facilities while pending shipping to the customer.

We are in the early stages of due diligence on several targets. Any one of which will be synergistic with the goals outlined in this plan. Additionally, we will add infrastructure to enhance supply chain management, add additional practitioner dispensing locations and possible broaden our existing product line-up.

Marketing and Distribution Strategies

     In contrast with nationally advertised brand manufacturers, which focus primarily on the consumer, Vital Living's strategy is to build relationships with distributors and retail operations, primarily in the alternative practitioners market, allopathic physicians and health food stores. The
Company is taking a more comprehensive approach to its distribution arrangements with the practitioners, offering a comprehensive relationship, that includes not only superior product, but education, novel technologies, marketing materials, financing, testing, communication with their proprietary databases and ongoing support.

The Company is currently in discussions with several companies that distribute and sell to the Health Food Store market place and the clinical practitioner market to increase current volumes, while becoming a market leader into the allopathic channel.

Source and Availability of Raw Materials

      The principal raw materials used in the manufacturing process are natural ingredients purchased from manufacturers primarily in the United
States, with certain materials imported from other countries. Vital Living purchases its raw materials from numerous sources. The Company believes that the materials purchased from its suppliers are readily available from numerous sources and that the loss of these suppliers would not adversely affect its operations. Additionally, as we move our plan forward we believe that there are enormous efficiencies to be realized utilizing sound business practices to "manage" the supply chain.

Quality Control

       Finished production capsules are purchased from manufacturing operations, which include modern quality control laboratories and testing facilities. When products are ready for bottling automated equipment counts the tablets or capsules, inserts them into bottles, applies a cap, which includes a tamper-resistant inner seal, affixes a label and adds a tamper-resistant outer safety seal. All of this is done according to Good Manufacturing Practice regulations (GMP) for dietary supplements. Again, the company believes it will develop and execute a "supply chain" management philosophy to add increased efficiencies.

Competition

      The market for vitamins and other nutritional supplements is highly competitive in all of the Company's channels of distribution. The marketplace for private label business is extremely price sensitive with service levels, quality, innovative packaging, marketing and promotional programs and uniqueness of products being the key factors influencing competitiveness.

      Vital Living believes that there are also numerous companies competing for nutritional product lines in its geographical markets. As most companies are privately held, the Company is unable to precisely assess the size of its competitors or where it stands with respect to sales volume in brands. Since Vital Living has recently established its operations, most competitors are substantially larger than Vital Living and have greater financial resources

Government Regulation

The processing, formulation, packaging, labeling and advertising of the Company's products are subject to regulation by one or more federal agencies, including the FDA, the Federal Trade Commission, the Consumer Product Safety Commission, the United States Department of Agriculture and the United States Environmental Protection Agency. These activities are also regulated by various agencies of the states, localities, and countries in which the Company's products are sold. In addition, the Company manufactures and markets certain of its products in compliance with the guidelines promulgated by the United States Pharmacopoeia Convention, Inc. ("USP") and other voluntary standard organizations.

The Dietary Supplemental Health and Education Act ("DSHEA") recognizes the importance of good nutrition and the availability of safe dietary supplements in preventive health care. DSHEA amends the Federal Food, Drug and Cosmetic Act by defining dietary supplements, which include vitamins, minerals, nutritional supplements and herbs, as a new category of food, separate from conventional food. Under DSHEA, the FDA is generally prohibited from regulating such dietary supplements as food additives or drugs. It requires the FDA to regulate dietary supplements so as to guarantee consumer access to beneficial dietary supplements, allowing truthful and proven claims. Generally, dietary ingredients that were on the market before October 15, 1994 may be sold without FDA pre-approval and without notifying the FDA. However, new dietary ingredients (those not used in dietary supplements marketed before October 15, 1994) require premarket submission to the FDA of evidence of a history of their safe use, or other evidence establishing that they are reasonably expected to be safe. There can be no assurance that the FDA will accept the evidence of safety for any new dietary ingredient that the Company may decide to use, and the FDA's refusal to accept such evidence could result in regulation of such dietary ingredients as food additives, requiring the FDA pre-approval based on newly conducted, costly safety testing. Also, while DSHEA authorizes the use of statements of nutritional support in the labeling of dietary supplements, the FDA is required to be notified of such statements, and there can be no assurance that the FDA will not consider particular labeling statements used by the Company to be drug claims rather than acceptable statements of nutritional support, necessitating approval of a costly new drug application, or relabeling to delete such statements.

DSHEA also authorizes the FDA to promulgate good manufacturing practice regulations ("GMP") for dietary supplements, which would require special quality controls for the manufacture, packaging, storage and distribution of supplements. The Company believes that its facilities and those of independent third party manufacturers have completed significant facility renovations that should allow the Company to comply with the new regulations. DSHEA further authorizes the FDA to promulgate regulations governing the labeling of dietary supplements, including claims for supplements pursuant to recommendations made by the Presidential Commission on Dietary Supplement Labels. Such rules, which were issued on September 23, 1997, entail specific requirements relative to the labeling of the Company's dietary supplements. The rules, which are to take effect by March 1999, also require additional record keeping and claim substantiation, reformulation, or discontinuance of certain products, which could have a material expense to the Company.

In   addition,  the  Company  cannot  predict  whether  new  legislation  or regulations governing the Company's activities will be enacted by legislative bodies or promulgated by agencies regulating the Company's activities, or what the effect of any such legislation or regulations on the Company's business would be.

This governmental oversight is fundamentally important to the overall growth and longevity of the dietary supplement market. Not only does regulation increase product quality, efficacy and safety, it also heightens the playing field against unscrupulous manufactures that cut corners by failing to meet label claims for actives, substitute inferior and dated raw materials and manufacture in facilities that can put public health at risk.

Trademarks

Vital Living owns trademarks registered with the United States Patent and Trademark Office and with agencies in certain other major jurisdictions of the world for its Vital LivingTMVital PackTM, Vital FlexTM, Osteo VitalTM, Vital FocusTM and Vital MindTM brands. Federally registered trademarks have a perpetual life, as long as they are renewed on a timely basis and used properly as trademarks, subject to the rights of third parties to seek cancellation of the marks. Vital Living believes that its registered and unregistered trademarks and other proprietary rights are valuable assets and believes they have significant value in the marketing of its products. Vital Living vigorously protects its trademarks against infringement.

Research and Development

Vital Living does not currently conduct primary research for the development of new ingredients. Instead, Vital Living's research efforts are focused on developing, testing and scientifically substantiating the efficacy of new products in response to market trends and consumer demands. Vital Living's staff also intends to continually reformulate existing Vital Living's products in response to changes in nationally advertised brand formulas in order to maintain product comparability.

Vital Living believes that flexibility and innovation with respect to new products are crucial factors in competing for market share in the field of nutritional supplements. By monitoring market trends and by avoiding short-lived "fad" items, the Company is able to anticipate significant consumer demand for certain types of products. The Company develops high-quality new products on an ongoing basis, capitalizing on the emerging science relative to nutritional products, as well as shifts in consumer demand. Thus, while the introduction of new products does not entail the expenditure of significant funds by the Company for scientific research and for the development of ingredients, considerable time and effort are devoted to market research activities, product formulation and packaging.

Conclusion

     Vital Living has research and identified the channels with the greatest growth potential, as well as identified the sales and marketing strategies that most effectively address consumer relationships and brand development. Further, the Company has developed novel approaches in the virtually untapped allopathic channel, a move that is certain to support our position as a market leader.

Employees

      As of the date of this filing we had 6 full time employees located at our headquarters in Tempe, Arizona. None of our employees are subject to any collective bargaining agreement. The personnel in our administrative offices in Las Vegas, Nevada are temporary personnel.

Our proposed personnel structure can be divided into three broad categories: management and professional, administrative, and project personnel. As in most small companies, the divisions between these three categories are somewhat indistinct, as employees are engaged in various functions as projects and work load demands.

We are dependent upon the services of Bradley D. Edson, CEO, Kenneth Lind, President and Martin J. Gerst, Secretary/Treasurer. Our future success also depends on our ability to attract and retain other qualified personnel, for which competition is intense. The loss of either of the above individuals or our inability to attract and retain other qualified employees could have a material adverse effect on us.

PRINCIPAL STOCKHOLDERS

      The following table sets forth information as of the date of this filing relating to the beneficial ownership of Vital common stock by those persons known to Vital to beneficially own more than 5% of Vital Capital Stock, by each of Vital's directors, proposed directors and executive officers, and by all of Vital's directors, proposed directors and executive officers as a group.

                                                                   Percent
                                                       Number    Beneficially
Name of Beneficial Owner (1)                          of Shares     Owned
Bradley D. Edson, CEO/ Director(2)                    3,738,050        25.56%
Martin J. Gerst, Secretary/Treasurer and Director     2,738,050        18.72%
Kenneth F. Lind, President                              750,000         5.13%
Eric Anderson, VP of Business Development                     0            0%

All  Directors & Officers and Beneficial Owners as  a
Group                                                 7,226,100        49.41%

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date. The address of each person is care of the Company.
(2) Included in Mr. Edson's shares are 1,000,000 options to purchase shares of the Company for $0.35 per share.

MANAGEMENT OF VITAL

The members of the Board of Directors of the Company serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. Information as to the directors and executive officers of the Company is as follows:

OFFICERS AND DIRECTORS

         Name            Age                       Title
Bradley D. Edson          42    CEO/Director
Martin J. Gerst           43    Secretary/Treasurer/Director
Kenneth Lind              46    President
Eric Anderson             33    Vice President Business Development

KEY MANAGEMENT & PERSONNEL PROFILES:

Bradley D. Edson: CEO, Director. Age 42. Mr. Edson has been a Director and Chief Executive Officer of the Company since inception in February 1999 and was President of the Company from inception to September 17, 2001. In 1991, Mr. Edson co-founded with Mr. Gerst Camper Clubs of America, Inc., a recreational vehicle membership and retail camping club, and was its Chief Executive Officer through February 1999. Mr. Edson holds a Bachelor of Science degree in Finance with further law studies from Arizona State University. Mr. Edson holds the real estate brokerage license for CCA and holds the insurance licenses for the company, which is currently licensed in 47 states in the U.S. In the past, he has been a member of the International Association of Financial Planners and a Principal in a NASD member firm.

Martin J. Gerst: Secretary, Director. Age 43. Mr. Gerst has been a Director, Vice President and Secretary of the Company since inception in February 1999. In 1991, Mr. Gerst co-founded Camper Clubs of America, Inc., with Mr. Edson and has been its President since that time. He has, in the past, been a mortgage broker for several years, overseeing both the origination and processing end of the business. He has held a position as a member of the International Association of Financial Planners. He has been a member broker-dealer principal (NASD) and has held a license as a general contractor and has overseen several building projects of RV resorts.

Kenneth Lind: President, Age 46. From December 1997 until April 1999 Mr. Lind worked for Sheffield Resources Network, the largest management consulting firm in the Direct Sales Marketplace. Mr. Lind has 20 years of senior sales and Management experience successfully growing technology based companies such as Sharp Electronics and Cellstar. Mr. Lind also sits on the advisory board of "Pros for America's Youth", a non-profit organization devoted to educating Americas youth about the dangers of alcohol and tobacco use.

Eric Anderson: Vice-president Business Development, Age 33. Eric Anderson, joins Vital Living Inc. in the capacity of New Business Development after first consulting for the company in 1999-2000. In his new position he will work with the management team on new business acquisitions to coordinate the marketing and promotional activities of Vital Living's complimentary business units, establish efficiencies and systems and marketing programs. Anderson has ten years of extensive experience in product launches, sales, distribution and marketing of natural products in the U.S. and internationally. Most recently Mr. Anderson served as managing partner of Ignite Marketing Group, which provides public relations, sales and marketing programs for the nutraceutical industry.

While Vice President of Sales and Marketing at PharmaNutrients, Anderson helped create the domestic and international markets for conjugated linoleic acid and chitosan. Anderson is a frequent columnist in industry publications and presenter at industry trade shows. He serves on the Advisory Board of the non-for-profit organization MedCorps International Foundation which collects food and dietary supplements and distributes donated items through a network of children's homes worldwide. In addition, he is a mentor through the Arizona Mental Health Association's Homeless Children Mentoring Program. Anderson earned a Bachelors of Arts degree in psychology and political science from University of Arizona.

SUMMARY COMPENSATION

As of this date none of the officers or directors of the Company have received monetary compensation for their services as an officer or director. Kenneth Lind and Eric Anderson were elected as officers by the board of directors on September 17, 2001 and have been employed previously by the company as contract labor.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 21, 2001 the principal stockholders, Bradley D. Edson, Martin J. Gerst, Donald Hannah, and Kenneth F. Lind entered into a lock up agreement, which lock up agreement was amended June 19, 2001, wherein they collectively agreed to a lock up of their shares subject to the following terms; "This Agreement shall become effective upon the date first above written and shall continue in effect until the earlier of (i) a period of three years from the date of this Offering; (ii) when the Company's stock is traded on the NASD "Over-the-Counter Bulletin Board" at an average share price of greater than the price in this prospectus for a minimum of three months; (iii) the Shares are listed on the NASDAQ "Small Cap" or higher market; (iv) the Company has paid the initial purchase price back to the purchasing shareholders in the form of Company dividends; or (v) in accordance with the terms of the Agreement.

LEGAL PROCEEDINGS

Vital may from time to time be involved in routine legal matters incidental to its business; however, at this point in time it is currently not involved in any litigation, nor is it aware of any threatened or impending litigation.

DESCRIPTION OF SECURITIES

Common Stock

      The Company's Articles of Incorporation authorizes the issuance of 100,000,000 shares of Common Stock, $0.001 par value per share, of which 13,626,554 shares were outstanding as of the date of this Filing. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock have no cumulative voting rights. Holders of shares of Common Stock are entitled to share ratably in dividends, if any, as may be declared, from time to time by the Board of Directors in its discretion, from funds legally available therefore. In the event of a liquidation, dissolution or winding up of the Company, the holders of shares of Common Stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock. All of the outstanding shares of Common Stock are validly issued, fully paid and non-assessable.

Preferred Stock

      The Company's Articles of Incorporation authorizes the issuance of 50,000,000 shares of Preferred Stock, $0.001 par value per share, of which no shares were outstanding as of the date of this Filing. The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more classes or series. Subject to the provisions of the Company's Articles of Incorporation and limitations imposed by law, the Board of Directors is expressly authorized to adopt resolutions to issue the shares, to fix the number of shares and to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the Preferred Stock, in each case without any further action or vote by the stockholders.

     One of the effects of undesignated Preferred Stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of the Company's management. The issuance of shares of Preferred Stock pursuant to the Board of Director's authority described above may adversely affect the rights of holders of Common Stock. For example, Preferred stock issued by the Company may rank prior to the Common Stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of Common Stock. Accordingly, the issuance of shares of Preferred Stock may discourage bids for the Common Stock at a premium or may otherwise adversely affect the market price of the Common Stock.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Articles of Incorporation for the Company do contain provisions for indemnification of the officers and directors; in addition, Section 78.751 of the Nevada General Corporation Laws provides as follows:

78.751 Indemnification of officers, directors, employees and agents; advance of expenses.

1. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

2. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

3. To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

4. Any indemnification under subsections 1 and 2, unless ordered by a court or advanced pursuant to subsection 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a)  By the stockholders:
(b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to act, suit or proceeding;
(c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion;
(d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot to obtained, by independent legal counsel in a written opinion.

5. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than the directors or officers may be entitled under any contract or otherwise by law.

6. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this section:

(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding his or her office, except that indemnification, unless ordered by a court pursuant to subsection 2 or for the advancement of expenses made pursuant to subsection 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his or her act or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.
(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

      Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Vital is the successor issuer to VCM for reporting purposes under the Securities Exchange Act of 1934.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      Pursuant  to  the  merger  the Officers and Directors  of  Vital,  the
successor  corporation,  will  serve  until  the  next  annual  meeting   of
stockholders or until their successors have been elected.

ITEM 7.   FINANCIAL STATEMENTS

Audited Financial Statements of Nutritional Systems, Inc. as of May 7, 2001 and for the period from January 22, 2001 (Inception) through May 7, 2001 are filed herewith. On May 20, 2001 Nutritional Systems, Inc. changed its name to Vital Living, Inc. An unaudited balance sheet as of July 31, 2001 and statement of operations for the period from May 7, 2001 to July 31, 2001 are also included herein.

Audited Financial Statements of Vital Living, Inc. (fka Nutritional Systems,
Inc.)

Independent Auditors' Report                                             F-1

Balance Sheet as of May 7, 2001                                          F-2

Statements of Operations for the period from
January 22, 2001 (Inception) through May 7, 2001                         F-3

Statement of Shareholders' Equity for the period from
January 22, 2001 (Inception) through May 7, 2001                         F-4

Statement of Cash Flows for the period from
January 22, 2001 (Inception) through May 7, 2001                         F-5

Notes to Financial Statements                                       F-6- F-7

Unaudited Balance Sheet as of July 31, 2001                              F-8

Unaudited Statement of Operations for the period from
May 7, 2001 through July 31, 2001                                        F-9

Notes to Unaudited Financial Statements                                 F-10

                      REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholders of Nutritional Systems, Inc.:

We have audited the balance sheet of Nutritional Systems, Inc. (A development Stage Company) as of May 7, 2001 and the related statements of income, shareholders' equity, and cash flows for the period of inception (January 22, 2001) to May 7, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the schedule based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In  our  opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nutritional Systems, Inc. (A Development Stage Company) at May 7, 2001 and the results of their operations and their cash flows for the period of inception to May 7, 2001 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no established source of revenue.
This raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





WEAVER & MARTIN, LLC

Kansas City, Missouri

May 7, 2001

Nutritional Systems Inc.
(A Development Stage Company)
Balance Sheet
May 7, 2001
Assets
Current Assets:
  Cash                                                           $     7,170
  Inventory                                                          303,839
                                                                   ---------
  Total current assets                                               311,009
                                                                   ---------
Equipment and software                                                89,638
Accumulated depreciation                                            (15,010)
                                                                   ---------
                                                                      74,628
                                                                   ---------
Intangible asset                                                      20,150
                                                                   ---------
                                                                $   405,787
                                                                   =========
Shareholder's equity:
  Preferred stock par $.001, 5,000,000 shares
    authorized                                                             --
  Common stock 20,000,000 shares authorized
    11,526,554 shares issued and outstanding                     $    11,527
  Paid-In capital                                                     409,551
  Deficit accumulated during the development stage                   (15,291)
                                                                   ---------
                                                                $   405,787
                                                                  =========

 The accompanying notes are an integral part of these financial statements.

Nutritional Systems Inc.
Statement of Operations
Period of Inception (January 22, 2001) to May 7, 2001


Professional fees                                               $     15,291
                                                                   ----------
Net loss                                                        $     15,291
                                                                   ==========
Basic and diluted earnings per share                            $     (0.05)
                                                                   ==========
Weighted average shares outstanding                                   281,029
                                                                   ==========

 The accompanying notes are an integral part of these financial statements.

Nutritional Systems Inc.
Statement of Shareholders' Equity
Period of Inception (January 22, 2001) to May 7, 2001
                   Common      Common   Paid In     Deficit         Total
                   Shares      Stock    Capital   Accumulated   Shareholders'
                                                   During the      Equity
                                                  Development
                                                     Stage
Inception          155,000  $     155 $    15,345 $          -- $       15,500

Asset Purchase  11,371,554     11,372     394,206            --        405,578

Net Loss                --         --          --       (15,291)       (15,291)
                ----------     ------    --------     ----------    -----------
                11,526,554  $  11,527 $   409,551 $     (15,291) $      405,787
                ==========     ======    ========    ==========    ===========

 The accompanying notes are an integral part of these financial statements.

Nutritional Systems Inc.
Statement of Cash Flows
Period of Inception (January 22, 2001) to May 7, 2001

Operating activities:
 Net loss                                                        $  (15,291)
                                                                   ----------
Financing activities:
 Sale of common stock                                                  22,461
                                                                   ----------
Cash at May 7, 2001                                             $     7,170
                                                                   ==========
Noncash investing activities:
 Acquisition of assets with common stock                         $   398,617
                                                                   ==========

 The accompanying notes are an integral part of these financial statements.

Nutritional Systems, Inc.  (A Development Stage Company)
Notes to Financial Statements

1.  Significant Accounting Policies

Nature of Operations:
The company was organized January 22, 2001, under the laws of the state of Nevada. The company currently has no operations and is considered to be a developmental stage company. On May 7, 2001 the Company acquired assets to allow it to engage in the sale and distribution of the Vital Living brand of vitamins and nutritional supplements. The products are sold in health food stores, practitioners' offices and direct via the company's call center and web-site.

Inventories:
Inventories are stated at the lower of cost (first-in, first-out method) or market. Inventory consists of products available for sale.

Equipment and Software:
Equipment and software are recorded at cost and depreciated over their estimated useful lives. Depreciation is provided on a straight-line basis. The lives used for items within each property classification range from 5 to 7 years.

Use of Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and notes. Actual results could differ from those estimates, but management does not believe such differences will materially affect the Company's financial position, results of operations, or cash flows.

Revenue Recognition:
     Revenue will be recognized when products are shipped to customers.

Cash Equivalents:
The Company's cash equivalents consist principally of any financial instrument with maturities of generally three months or less and cash investments with high quality financial institutions. The investment policy limits the amount of credit exposure to any one financial institution.

     Intangible Asset:
The Company capitalizes legal expenses incurred for the development of trademarks. The intangible asset is amortized over the useful life of 15 years.

Nutritional Systems, Inc.  ( A Development Stage Company )
Notes to Financial Statements

Income Taxes:
Amounts provided for income tax expense are based on income reported for financial statement purpose and do not necessarily represent amounts currently payable under tax laws. Deferred taxes, which arise principally from temporary differences between the period in which certain income and expense items are recognized for financial reporting purposes and the period in which they affect taxable income, are included in the amounts provided for income taxes. Under this method, the computation of deferred tax assets and liabilities give recognition to the enacted tax rates in effect in the year the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to amounts that the Company expects to realize.

2.  Going Concern Matters
The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The ability of the Company to continue as a going concern is dependant upon obtaining future profitable operations. The financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

3.  Acquisition
On May 7, 2001 the Company acquired assets from Vital Living, Inc. The fair market value ($405,578) of assets acquired was based on actual cost less any depreciation or amortization. In consideration for the assets the Company issued 11,371,554 common shares restricted by Rule 144.

4.  Income Taxes
     No accruals were made for the interim period.

Vital Living, Inc. (formerly know as Nutritional Systems, Inc.)
(A Development Stage Company)
Balance Sheet
July 31, 2001
Unaudited
                                                                   Unaudited
Assets
Current Assets:
  Cash                                                           $   402,409
  Due from Affiliate                                                  14,619
  Other Receivables                                                   13,442
  Inventory                                                           298,797
                                                                   ----------
  Total current assets                                                729,268
                                                                   ----------
Fixed Assets                                                          74,628
Accumulated depreciation                                             (3,914)
                                                                   ----------
                                                                      70,714
                                                                   ----------
Intangible asset                                                      20,150
                                                                   ----------
Total Assets                                                    $   820,131
                                                                   ==========
Liabilities
  Accounts Payable                                               $    34,743
  Notes Payable                                                        73,162
  Accrued Liabilities                                                     690
  Accrued Expenses                                                      7,023
                                                                   ----------
Total Liabilities                                               $   115,618
                                                                   ==========
Shareholder's equity:
  Preferred stock par $0.001, 50,000,000 shares authorized
    no shares issued and outstanding                                       --
  Common stock par $0.001, 100,000,000 shares authorized
    13,626,554 shares issued and outstanding                     $    13,627
  Paid-In capital                                                     968,881
  Deficit accumulated during the development stage                  (277,995)
                                                                   ----------
Total Shareholder's equity                                      $   704,513
                                                                  ==========

Total Liabilities and Shareholder's equity                      $   820,131
                                                                  ==========

Vital Living, Inc. (formerly known as Nutritional Systems Inc.)
(A Development Stage Company)
Statement of Operations
Period from May 7, 2001 through July 31, 2001
Unaudited
                                                                    Unaudited
Revenues
     Sales                                                      $     23,966
     Returns & Allowances                                              (534)
                                                                  -----------
Net Revenues                                                          23,442

Cost of Goods Sold
     Products                                                          9,310
     Shipping Costs                                                      206
                                                                  -----------
Total Cost of Goods Sold                                               9,515


Gross Profit                                                    $     13,917
                                                                  ===========

Expenses
     Professional & Organizational costs                        $    169,538
     Contract Labor                                                   44,992
     General & Administrative Expenses                                62,089
                                                                  -----------
Total Expenses                                                       276,619


Net loss                                                        $  (262,702)
                                                                  ===========

Loss per share                                                  $     (0.02)
                                                                 ============
Shares outstanding 13,626,554

Vital Living, Inc. (formerly known as Nutritional Systems, Inc.)
(A Development Stage Company)
Notes to Unaudited Financial Statements


1.   UNAUDITED FINANCIAL STATEMENTS

      The balance sheet as of July 31, 2001 and statement of operations for the period from May 7, 2001 through July 31, 2001 are unaudited. In the opinion of management, such statements include all adjustments (consisting solely of normal recurring adjustments) necessary to a fair presentation of the financial position and results of operations of the Company. The results of operations for the period ended July 31, 2001 are not necessarily indicative of the results to be obtained for the full fiscal year.

2.   SHAREHOLDER'S EQUITY

In July 2001 the Company completed a public offering that was offered without registration under the Securities Act of 1933, as amended (The "Act"), in reliance upon the exemption from registration afforded by sections 4(2) and 3(b) of the Securities Act and Regulation D promulgated thereunder. The Company sold 2,100,000 shares of common stock at a price of $0.28 per share for a total amount raised of $588,000.

3.   OPTIONS

On July 31, 2001, the board of directors adopted and the stockholders approved the adoption of the Company's 2001 Stock Option Plan pursuant to which incentive stock options or nonstatutory stock options to purchase up to 2,500,000 shares of common stock may be granted to employees, directors and consult ants. As of July 31, 2001, 1,200,000 options have been granted with an exercise price of $0.35 per share and 300,000 options have been granted with an exercise price of $1.00 per share.

SUBSEQUENT EVENTS

      On August 16, 2001 the Company merged with VCM Technology Limited (VCM) in a reverse acquisition merger. VCM was a reporting public shell with no material assets or liabilities and no operations. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company is the successor issuer to VCM for reporting purposes under the Securities Exchange Act of 1934, as amended. The Company issued 5,062 shares of common stock to the sole stockholder of VCM in exchange for 100% of the issued and outstanding stock of VCM.

On   August  14,  2001  the  Company  amended  its  Articles  of
Incorporation to increase the authorized capitalization to 100,000,000 shares of common stock with a par value of $0.001 and 50,000,000 shares of preferred stock with a par value of $0.001.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE

No events to report.

EXHIBITS

2.1* Agreement and Plan of Merger between Vital Living, Inc. and VCM Technology Limited
3(i)(a)*  Certificate of Merger between Vital Living, Inc. and
          VCM Technology Limited
3(i)(b)*  Amended and Restated Articles of Incorporation for
          Vital Living Inc.
3(ii)*    Amended and Restated Bylaws for Vital Living Inc.
99*       2001 Master Stock Option Plan
______
*Filed herewith

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VITAL LIVING, INC.

                                             By/s/ Brad Edson
                                                Brad Edson, C.E.O.


Date: September 28, 2001